UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2025
PROVIDENT FINANCIAL SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31566	42-1547151
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

239 Washington Street, Jersey City, New Jersey		07302
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code 732-590-9200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol Symbol(s)	Name of each exchange on which registered
Common	PFS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On November 10, 2025, Provident Financial Services, Inc. (the “Company”) sent a notice to its directors and officers of a blackout period (the “Blackout Notice”), pursuant to Rule 104 of the U.S. Securities and Exchange Commission’s Regulation BTR and Section 306(a) of the Sarbanes-Oxley Act of 2022, during which time they will be prohibited from engaging in transactions involving the Company’s common stock that they acquire or have previously acquired in connection with their service as a director or employment as an executive officer of the Company or any of its affiliates (the “Blackout Period”). During the Blackout Period, directors and executive officers of the Company and its affiliates will be subject to trading restrictions prohibiting the direct or indirect purchase, sale, or other acquisition or transfer of any common stock of the Company, or any derivatives of the Company’s common stock. The Blackout Period is expected to begin on December 1, 2025, at 4:00 p.m. ET and end during the week of December 8, 2025. During the Blackout Period, a security holder or other interested person may obtain information as to whether the Blackout Period has started or ended by calling The Principal Group at (800) 547-7754.

The reason for this Blackout Period is because of the merger of the Provident Bank Employee Stock Ownership Plan (“ESOP”) into the Provident Bank 401(k) Plan (“401(k) Plan”) effective December 1, 2025, but the blackout applies to certain transactions whether or not they take place under the ESOP or 401(k) Plan as described below. ESOP participants have received additional information about this merger.

A copy of the Blackout Notice, which includes the information required by Regulation BTR, is attached as Exhibit 99.1 and is incorporated by reference in this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired. Not applicable.

(b)    Pro Forma Financial Information. Not applicable.

(c)     Shell Company Transactions. Not applicable.

(d)    Exhibits.

Exhibit No.        Description
99.1     Notice to Directors and Executive Officers of Provident Concerning Limitations on Trading in Common Stock of Provident Financial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT FINANCIAL SERVICES, INC.

DATE:	November 10, 2025	By:/s/ Bennett MacDougall
Bennett MacDougall
EVP, General Counsel & Corporate Secretary